                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 NOVEMBER 1994
                           PAYMENT DECEMBER 15, 1994
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                           CUSIP#             393534AB8
                                           Trust Account #    33-31958-0
                                           Distribution Date: December 15, 1994

SECURITIZED NET INTEREST MARGIN                                     PER $1,000
CERTIFICATES                                                        ORIGINAL
- -------------------------------                                     ----------
1.   Amount Available                          2,458,835.78

Interest

2.   Aggregate Interest                          543,792.30           5.885198

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                            543,792.30

Principal

6.   Current month's principal
     distribution                              1,915,043.48         20.7255788

7.   Remaining outstanding principal
     balance                                  81,212,441.16         878.922523
     Pool Factor                                  .87892252

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date             115,180,467.00

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                                   0.00

11.  Weighted average CPR                             4.06%

12.  Weighted average CDR                             0.51%

13.  Annualized net loss percentage                   0.20%

14.  Delinquency   30-59 day                          0.67%
                   60-89 day                          0.19%
                   90+ day                            0.18%
                   Total 30+                          1.04%

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 NOVEMBER 1994
                           PAYMENT DECEMBER 15, 1994

                                 Fee Assets
                 -------------------------------------------
                  Guarantee        Inside         Fee Asset
                    Fees            Refi             Total
                 ----------      ----------       ----------
GTFC 1994-1      906,309.56                       906,309.56
GTFC 1994-3
GTFC 1994-4      ----------      ----------       ----------
                 906,309.56             .00       906,309.56


Total amount of Guarantee Fees and Inside
 Refinance Payments                                            906,309.56

Payment on Finance 1 Note                                      906,309.56

Allocable to Interest (current)                                199,417.34

Allocable to accrued but unpaid Interest

Accrued and unpaid Trustee Fees

Allocable to Principal                                         706,892.22

Finance 1 Note Principal Balance                            29,777,287.54

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 NOVEMBER 1994
                           PAYMENT DECEMBER 15, 1994

                                             Inside
                               Residual       Refi          Total
                             ------------  ------------  ------------
Interest earnings                2,836.25                    2,836.25
GTFC 1994-1                           .00           .00           .00
GTFC 1994-2                    541,565.71           .00    541,565.71
GTFC 1994-3                    375,135.70           .00    375,135.70
GTFC 1994-4                    632,988.56            .0    632,988.56
                             ------------  ------------  ------------

                             1,552,526.22           .00  1,552,526.22

Total Residual and Insige
 Refinance Payments                                      1,552,526.22
